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EXHIBIT 1.1

                           TRITON PCS HOLDINGS, INC.

                        FORM OF UNDERWRITING AGREEMENT
                        ------------------------------

                                                             _____________, ____

     1. Introductory. Triton PCS Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell from time to time certain of its equity securities registered under the registration statement referred to in Section 2(a) (the "Registered Securities"). The Registered Securities may be issued in one or more series and may vary as to selling prices and other terms, with all such terms for any particular offering of the Registered Securities being determined at the time of sale. Particular Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms determined at the time of sale.

     The Registered Securities involved in any such offering are hereinafter referred to as the "Offered Securities". The firm or firms which agree to purchase the Offered Securities are hereinafter referred to as the "Underwriters" of such securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in Sections 2(b), 5(c) and 6 and the second sentence of Section 3), shall mean the Underwriters.

     2. Representations and Warranties of the Company. The Company, as of the date of each Terms Agreement referred to in Section 3, represents and warrants to, and agrees with, each Underwriter that:

          (a) A registration statement (No. 333-_____), including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. Such registration statement, as amended at the time of any Terms Agreement referred to in Section 3, is hereinafter referred to as the "Registration Statement", and the final prospectus relating to the Offered Securities included in such Registration Statement, as supplemented, as contemplated by Section 3 to reflect the terms of the Offered Securities and the terms of offering thereof, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933 (the "Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus"; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462 Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted

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     information deemed to be part of the prospectus by Rule 430A under the Act
     ("Rule 430A") or Rule 434 or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b), that was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement.

          All references herein to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references herein to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

          (b) The Company meets the requirements for use of Form S-3 under the Act. On the effective date of the Registration Statement relating to the Registered Securities, such Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in Section 3, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents, as amended or supplemented, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. No stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the Closing Date (as defined below) or the effective date of any post-effective amendment to the Registration Statement (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission), the Registration Statement and the Prospectus complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter for use in the Registration Statement or the Prospectus.

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          Each preliminary prospectus and Prospectus filed as part of the
     Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424(b), complied when so filed in all material respects with the Rules and Regulations.

          (c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the Act and the Rules and Regulations.

          (e) The financial statements of the Company included in the Registration Statement, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, fairly present the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved.

          (f) Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which would be reasonably expected to have a Material Adverse Effect and (iii) except for regular dividends on the Company's common stock or preferred stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (g) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business and is in good standing in all other jurisdictions in which its ownership

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     or lease of property or the conduct of its business would be reasonably expected to require such qualification, except where failure to so qualify would not result in a Material Adverse Effect.

          (h) Each Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Act) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

          (i) The outstanding shares of capital stock of the Company conform, as to legal matters, in all material respects to the descriptions thereof in the Prospectus.

          (j) The Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts (as defined below) have been, or will be as of the date of such Terms Agreement or Delayed Delivery Contract, duly authorized, executed and delivered by the Company.

          (k) The Offered Securities have been duly authorized, and when the Offered Securities are issued and delivered pursuant to the Terms Agreement on the Closing Date or pursuant to Delayed Delivery Contracts such Offered Securities will be validly issued, fully paid and non-assessable, and the issuance of such Offered Securities will not be subject to any preemptive or other right.

          (l) If the Offered Securities are convertible: when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date, such Offered Securities will be convertible into [_______________] stock, par value $.01 per share, of the Company (the "Converted Stock"); the shares of Converted Stock initially issuable upon conversion of such Offered Securities will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable.

          (m) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated therein and in the Registration Statement and the Prospectus have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, (i) conflict with or constitute a breach of, or default under, or result in the

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     creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Significant Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Company or its Significant Subsidiaries is a party or by which any of them is bound, except for such conflicts, breaches, defaults, liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect; (ii) violate the certificate of incorporation or by-laws of the Company or any of its Significant Subsidiaries; (iii) violate or conflict with any judgment, order or decree of any United States governmental body, agency or court having jurisdiction over the Company or any of its Significant Subsidiaries, including, without limitation, the Federal Communications Commission (the "FCC") or with any United States federal or state law, rule or regulation applicable to the Company, any of its Significant Subsidiaries, or any of their respective properties, including, without limitation, all such laws and regulations relating to wireless communications services ("Telecom Laws"), except for such violations or conflicts that, singly or in the aggregate, would not result in a Material Adverse Effect; or (iv) result in the termination or revocation of any of the permits, licenses, approvals, orders, certificates, franchises or authorizations of United States governmental or regulatory authorities, including those required of the Company and its subsidiaries under applicable Telecom Laws to conduct their respective businesses (collectively, the "Licenses") or result in any other material impairment of the rights of the holder of any such License, except for such Licenses the failure of which to maintain or possess by the Company or any of its subsidiaries would not result in a Material Adverse Effect.

          (n) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent, which may reasonably be expected to result in a Material Adverse Effect.

          (o) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company, threatened, against or affecting the Company or any of its Significant Subsidiaries which is required to be disclosed in the Registration Statement or the Prospectus (other than as stated therein).

          (p) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein which have not been so described as required.

          (q) No filing with, or authorization, approval, consent, license, order registration, qualification or decree of, any United States federal or state court or governmental authority or agency is required for the performance by the Company of its obligations under the Terms Agreement (including the provisions of this Agreement or any Delayed Delivery Contracts), except such as have been

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     already obtained or as may be required under the Act or the Exchange Act and the rules and regulations promulgated thereunder, state or foreign securities laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD").

          (r) Except in each case as described in the Prospectus, the Company and its Significant Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding would result in a Material Adverse Effect.

          (s) The Company and its Significant Subsidiaries possess or have made application for such Licenses issued by and have made all required declarations and filings with the appropriate United States federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except for such Licenses the failure of which to obtain, maintain or possess by the Company or any of its Significant Subsidiaries would not have a Material Adverse Effect. The Company and its Significant Subsidiaries are in compliance with the terms and conditions of all such governmental Licenses, Telecom Laws and the rules and regulations of the FCC, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Licenses are valid and in full force and effect, except where the invalidity of such governmental Licenses to be in full force and effect would not result in a Material Adverse Effect. Neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. The Company has no reason to believe that any License will not be renewed in the ordinary course.

          (t) The Company and its Significant Subsidiaries have marketable title or a valid leasehold interest, as the case maybe, to all real property owned or leased by the Company and its Significant Subsidiaries and good title or a valid leasehold interest, as the case may be, to all personal property owned by them that is material to the business of the Company, in each case, free and clear of all liens or encumbrances of any kind, except
     (i) as otherwise stated in the Registration Statement or the Prospectus or
     (ii) those which would not, singly or in the aggregate, have a Material Adverse Effect.

          (u) The Company is not, and upon the issuance and sale of the Offered Securities as herein contemplated and the application of the net proceeds


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     therefrom as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (v) Except as otherwise stated in the Registration Statement and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) to the knowledge of the Company, neither the Company nor any of its Significant Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code or policy relating to pollutants or contaminants, protection of human health and safety, the environment, wastes or hazardous or toxic substances (collectively, "Environmental Laws"), (ii) to the knowledge of the Company, the Company and its Significant Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements and (iii) to the knowledge of the Company, there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Significant Subsidiaries.

          (w) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

     3. Purchase and Offering of Offered Securities. The obligation of the Underwriters to purchase the Offered Securities will be evidenced by an agreement or exchange of other written communications (the "Terms Agreement") at the time the Company determines to sell the Offered Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Offered Securities, including, but not limited to, the class and series of the Offered Securities and whether any of the Offered Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts. The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Underwriter first named in the Terms Agreement (the "Lead Underwriter") and the Company agree as the time for payment and delivery (being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Offered Securities. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all

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the Offered Securities sold pursuant to the offering, other than Contract
Securities (as defined below) for which payment of funds and delivery of securities shall be as hereinafter provided. The obligations of the Underwriters to purchase the Offered Securities will be several and not joint. It is understood that the Underwriters propose to offer the Offered Securities for sale as set forth in the Prospectus.

     If the Terms Agreement provides for sales of Offered Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Offered Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee agreed to by the Company and set forth in such Terms Agreement in respect of the amount of Offered Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Offered Securities to be purchased by the several Underwriters and the aggregate of Offered Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Offered Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Lead Underwriter determines that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Lead Underwriter not later than the business day prior to the Closing Date of the amount of Contract Securities.

     4. Certain Covenants of the Company. The Company covenants with the several Underwriters that, in connection with each offering of Offered
Securities:

          (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) not later than the second business day following the execution and delivery of the Terms Agreement.

          (b) The Company will advise the Lead Underwriter promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, will afford the Lead Underwriter a reasonable opportunity to comment on any such proposed amendment or supplement and will not file any such document to which the Lead Underwriter or counsel for the Underwriters shall reasonably object, except to the extent that such filing is necessary in the opinion of counsel to the Company in order to comply with the requirements of the Act and the Rules and Regulations; and the Company will also advise the Lead Underwriter promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use reasonable efforts to prevent the

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     issuance of any such stop order and to obtain as soon as practicable its lifting, if issued.

          (c) The Company will comply with the Act, the Rules and Regulations and the Exchange Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Offered Securities as contemplated by the applicable Terms Agreement (including the provisions of this Agreement) and in the Registration Statement and the Prospectus. If, at any time when a Prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which it is necessary in the opinion of counsel to the Company to amend or supplement the Prospectus in order that the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary, in the opinion of counsel to the Company, at any time to amend the Prospectus to comply with the Act, the Company promptly will notify the Lead Underwriter of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Lead Underwriter's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

          (d) The Company will timely file all such reports pursuant to the Exchange Act and the rules and regulations promulgated thereunder as are necessary in order to make generally available to its securityholders an earnings statement as soon as practicable (but not later than 90 days after the close of the Company's fiscal year), in order to satisfy the provisions of Section 11(a) of the Act.

          (e) The Company will furnish to the Lead Underwriter copies of the Registration Statement as originally filed (including all exhibits thereto, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents), in each case as soon as available and in such quantities as the Lead Underwriter reasonably requests during the period when the Prospectus is required to be delivered under the Act, and the Company hereby consents to the use of such copies for purposes permitted under the Act. The Company will pay the expenses of printing and distributing to the Underwriters of all such documents.

          (f) The Company will use its reasonable efforts to qualify the Offered Securities for sale under the laws of such states in the United States as the Lead Underwriter reasonably designates and will continue such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not qualified or to subject

                                      -9-
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     itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or make any change in its certificate of incorporation, by-laws or other governing documents. In each jurisdiction in which the Offered Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for such period in order to effect the distribution of the Offered Securities.

          (g) During the period until two years after the date of any Terms Agreement, the Company will furnish to the Lead Underwriter and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.

          (h) The Company will pay all expenses incident to the performance of its obligations under the Terms Agreement (including the provisions of this Agreement), including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Terms Agreement, and any Agreement among Underwriters, and such other agreements as may be reasonably required in connection with the offering, purchase, sale, issuance or delivery of the Offered Securities, (iii) the preparation, issuance and delivery of the Offered Securities and certificates for the Offered Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Offered Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), (v) the qualification of the Offered Securities under state securities laws of such jurisdictions as the Lead Underwriter may designate, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of any Blue Sky Survey and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, and the Prospectus and any amendments or supplements thereto,
     (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel of the Underwriters in connection with, the review by the NASD of the terms of the sale of the Offered Securities and any related shares of Converted Stock, if the Offered Securities are convertible into Converted Stock, and (viii) the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Section 2(l) of Schedule E of the bylaws of the NASD), if applicable. The Underwriters shall pay any transfer taxes on the Offered Securities which they may sell, and the expenses of advertising any offering of the securities made by the Underwriters.

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          (i) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by such Act and the rules and regulations promulgated thereunder.

     5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the Act, and no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued under the Act and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission. A prospectus containing information relating to the description of Offered Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b) (or any post-effective amendment providing such information shall have been filed and declared effective in accordance with Rule 430A of the Act).

          (b) At the Closing Date, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition or the earnings, business affairs, properties or results of operations of the Company or its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business which, in the judgment of a majority in interest of the Underwriters including any Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the Nasdaq National Market ("Nasdaq"), or any setting of minimum prices or maximum ranges for trading on Nasdaq, or any suspension of trading of any securities of the Company on Nasdaq or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York State authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency on the financial markets in the United States makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (c) The Representatives shall have received an opinion, dated the Closing Date, of [____________________], counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus;

               (ii) Each Significant Subsidiary of the Company is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to conduct its business as described in the Prospectus.

               (iii) The Offered Securities have been duly authorized and, when issued and delivered in accordance with the terms of the Terms Agreement (including the provisions of this Agreement), will be validly issued, fully paid and non-assessable, and the issuance of such Offered Securities will not be subject to any preemptive or, to such counsel's knowledge, similar rights;

               (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any United States federal or state court is required for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement) in connection with the issuance or sale of the Offered Securities by the Company, except such of the foregoing as may be required in connection with the issuance or sale by the Company of the Offered Securities under the Act, the Securities Exchange Act of 1934, as amended, the Rules and Regulations, the by-laws and rules of the NASD, or any state or foreign securities laws or such as have been received on or prior to the date hereof;

               (v) To such counsel's knowledge, the execution, delivery and performance of any Delayed Delivery Contracts and the Terms Agreement (including the provisions of this Agreement), will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any United States federal or state statute, rule, regulation or order known to such counsel of any governmental agency or body (other than foreign or state securities laws as to which such counsel expresses no view) or any United States federal or state court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party filed or incorporated by reference as an exhibit to the Registration Statement except for such breaches, violations or defaults, which individually or in the aggregate, would not have a Material Adverse Effect, or the charter or by-laws of the Company or any such subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities to be sold by it as contemplated by the Terms Agreement (including the provisions of this Agreement). Such counsel expresses no opinion in this Paragraph (v) with respect to (A) any covenant, restriction or provision of any agreement or instrument regarding financial covenants, ratios or tests or any aspect of the financial condition or results of operations of the Company or its subsidiaries, or (B) the by-laws or rules of the NASD or any state securities laws;

               (vi) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

               (vii) The Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; and

               (viii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the District of Columbia and the General Corporation Law of the State of Delaware, and that such counsel is not admitted in the State of Delaware. In rendering such opinion, such counsel may also rely on certificates and written statements of officers, directors, stockholders, employees and accountants of the Company and public officials. Such counsel may also state that its opinion and belief are based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. The opinions described in this paragraph 5(c) shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (d) The Representatives shall have received from [________________], counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, certain matters pertaining to the Registration Statement, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. Such counsel may also state that, insofar as much opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (e) At the Closing Date, the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of Closing Date, to the effect that, to the best of their knowledge without personal liability, (i) there has been no material adverse change in the condition, financial or otherwise, business or results of operation of the Company and its subsidiaries considered as one enterprise, except as set forth in the Prospectus or described in such certificate, (ii) the representations and warranties in Section 2 are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied under the Terms Agreement (including the provisions of this Agreement) at or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (f) On or prior to the date of the Terms Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of [independent accounting firm] confirming that they are independent public auditors within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and any schedules of the Company examined by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statement;

               (iii) on the basis of a reading of the unaudited pro forma financial statements included in the Registration Statements and the Prospectus (the "pro forma financial statements"), carrying out certain specified procedures, reading of minutes and inquiries of certain officials of the

          Company who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements or on the pro forma basis described in the notes thereto;

               (iv) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) if any unaudited "capsule" information is contained in the Prospectus, the unaudited consolidated net sales, net operating income, net income and net income per share amounts or other amounts constituting such "capsule" information and described in such letter do not agree with the corresponding amounts set forth in the unaudited consolidated financial statements or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                    (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five business days prior to the date of the Terms Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in total revenues, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    (D) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales, in the total (or if the Offered Securities are convertible into Common Stock per share amounts) of consolidated income before extraordinary items or net income in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur;

               (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     All financial statements and schedules included in material incorporated by reference in the Registration Statement shall be deemed included in the Registration Statement for purposes of this subsection.

          (g) The Representatives shall have received a letter, dated the Closing Date, of [independent accounting firm] which meets the requirements of subsection (f) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

          (h) If the Registration Statement or an offering of Offered Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Lead Underwriter may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters under this Agreement and the Terms Agreement.

     6.  Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Underwriter
     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) against any and all loss liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or of any claim whatsoever for which indemnification is provided under this subsection (a); provided that (subject to Section 6(c) below) any such settlement is effected with the written consent of the Company; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or an amendment or supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the Terms Agreement; provided, further, that the Company will not be liable to the Underwriters or any person controlling such Underwriters with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus to the extent that any such loss, liability, claim, damage or expense resulted from the fact that the Underwriter sold securities to a person to whom such Underwriter failed to send or give, at or prior to the written confirmation of the sale of such Securities, a copy of the Prospectus (as amended or supplemented) if the Company has previously furnished copies thereof to the Underwriters (as and to the extent required by law in order to allow for distribution of the Prospectus in a timely manner) and complied with their obligations under Sections 4(c) and 4(d) hereof and the loss, liability, claim, damage or expense of the Underwriters resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from such preliminary prospectus (as amended or supplemented) which was corrected in the Prospectus (as amended or supplemented).

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company against any losses, liabilities, claims and damages incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel relating to such proceeding. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such litigation, investment, proceeding or claim.

          If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 120 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 90 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (d) If the indemnification provided for in subsection (a) or (b) above is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Securities pursuant to the Terms Agreement or
     (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Securities pursuant to the Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference, to among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provision of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company and the rights of the Underwriters under this Section shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters and the rights of the Company under this Section shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

     7. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities under the Terms Agreement and the aggregate principal amount of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, the Lead Underwriter may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under the Terms Agreement (including the provisions of this Agreement), to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to the Lead Underwriter and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, the Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. The respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amounts of the Offered Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

     8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to the Terms Agreement (including the provisions of this Agreement) will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities and will terminate (except with respect to indemnities) when the Underwriters are no longer required to deliver a Prospectus in connection with the distribution of the Offered Securities. Except as provided below, if the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 4 and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of the Terms Agreement pursuant to Section 7 or the occurrence of any event specified in Section 5, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     9. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their address furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1100 Cassatt Road, Berwyn, Pennsylvania 19312, Attention: David D. Clark.

     10. Successors. The Terms Agreement (including the provisions of this Agreement) will inure to the benefit of and be binding upon the Company and such Underwriters as are identified in the Terms Agreement and their respective successors and the officers and directors and controlling persons referred to in
Section 6, and no other person will have any right or obligation hereunder. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in
Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained. This Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     11. Applicable Law. This Agreement and the Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws. specified times of day refer to New York City Time.

     12. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     13. Representation of Underwriters. Any Representatives will act for the several Underwriters in connection with the financing described in the Terms Agreement, and any action under such Terms Agreement (including the provisions of this Agreement) taken by the Representatives jointly or by the Lead Underwriter will be binding upon all the Underwriters.

     14. Counterparts. This Agreement and any Terms Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                              [__________________________________]

                              By: ________________________________
                                   Title:



The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.

TRITON PCS HOLDINGS, INC.

By: __________________________________
  Title:

                                                                         ANNEX I

                           DELAYED DELIVERY CONTRACT
                           -------------------------



TRITON PCS HOLDINGS, INC.
 c/o [Lead Underwriter]

Gentlemen:

     The undersigned hereby agrees to purchase from Triton PCS Holdings, Inc., a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned, [as of the date hereof], for delivery on ______________, 2000 (the "Delivery Date"), ________________ of the Company [title of securities] (the "Securities"), offered by the Company's Prospectus dated __________, 2000 and a Prospectus Supplement dated _____________________, 2000 relating thereto, receipt of copies of which is hereby acknowledged, at $___ per __________ and on the further terms and conditions set forth in this Delayed Delivery Contract (this "Contract").

     The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

Amount          Delivery Dates
------          --------------

_________________________________________
_________________________________________

Each of such delivery dates is hereinafter referred to as a Delivery Date.

     Payment for the Securities that the undersigned has agreed to purchase for delivery on [the--each] Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House (next day) funds at the office of ____________________ at ______.M. on [the--such] Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive, fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the--such] Delivery Date.

     It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the-- each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at [the--such] Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

     Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by [a copy--copies] of the opinion[s] of counsel for the Company delivered to the Underwriters in connection therewith.

     This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                              Yours very truly,

                              ___________________________________
                              (Name of Purchaser)

                         By  _________________________________
                              ___________________________________
                              (Title of Signatory)

                              ___________________________________
                              ___________________________________
                              ___________________________________
                              (Address of Purchaser)

Accepted, as of the above date.

TRITON PCS HOLDINGS, INC.

By___________________________________]
  (Title of Signatory)

                           TRITON PCS HOLDINGS, INC.
                                  ("Company")

                                TERMS AGREEMENT
                                ---------------

                                                           _____________________

To:    [_____________________________________]
     as Representative of the Underwriters identified herein

Dear Sirs:

     The undersigned agrees to sell to the several Underwriters named in Schedule A hereto for their respective accounts, and the Underwriters agree to purchase, on and subject to the terms and conditions of the Underwriting Agreement dated _____________, _________ and to be filed as an exhibit to a current report on Form 8-K (the "Underwriting Agreement"), the following securities (the "Offered Securities") on the following terms:

     Title: [_____________] (the "Securities")

     Number:  [                           ]

     Purchase Price: [$                       ]

     Class:

     Series:

     Listing:

     Delayed Delivery Contracts:

     Expected Reoffering Price:  [$            ], subject to change
      by the Representative.

     Closing: [        ] on __________, ______, at [              ], in Federal
(same day) funds.

     Blackout:

     [Other Relevant Terms]

     Name and Address of Representative:  ________________________________

     ________________________________________________________________________

     The respective principal amounts of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     The provisions of the Underwriting Agreement are incorporated herein by reference.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                              Very truly yours,

                              [_____________________________]

                              By:________________________________
                                   Title:

                              Acting on behalf of itself and as the
                              Representative of the several Underwriters.

The foregoing Terms Agreement
is hereby confirmed and accepted
as of the date first above written.

TRITON PCS HOLDINGS, INC.

By:________________________________
  Title:

                                   SCHEDULE A



                                                                Number of
                                                                Securities

                        Underwriter
                        -----------

______________________.....................................  [              ]
                                                             [              ]
______________________.....................................
                                                             [              ]
______________________.....................................
                                                             [              ]

   Total...................................................  [              ]
                                                              ==============